January 31,  2006


Securities and Exchange Commission
450 5th Street, N.W.
Judiciary Plaza
Washington, DC  20549

        Re:     Northeast Investors Trust
                File No. 2-11318
Gentlemen:
        Enclosed for filing on behalf of Northeast Investors Trust is a filing on Form N-1A comprising Post-Effective Amendment No. 75 to the Trust's Registration Statement under the Securities Act of 1933, as amended, and Amendment No. 28 to the Fund's Registration Statement under the Investment Company Act of 1940, as amended.

        The enclosed Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended. Accordingly, it is proposed that this filing will become effective on February 1, 2004 pursuant to paragraph (b) of said Rule 485.

Sincerely yours,
Thomas J. Kelly

TJK:nlm
Enclosures

Securities Act of 1933 Registration No. 2-11318

Investment Company Act of 1940 Registration No. 881-576

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. ______ [ ]

Post-Effective Amendment No. 75 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 28 [X]

NORTHEAST INVESTORS TRUST

(Exact Name of Registrant as Specified in Charter)

150 Federal Street
Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)


Registrant's Telephone Number, including Area Code: (617) 523-3588

Bruce H. Monrad
Chairman and President
Northeast Investor Trust
150 Federal Street
Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esq.
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111




It is proposed that the filing will become effective under Rule 485:

[] Immediately upon filing pursuant to paragraph (b), [x] On February 1, 2006 pursuant to paragraph (b), [] 60 days after filing pursuant to paragraph (a)(1), [] On ___________ pursuant to paragraph (a)(1), [ ]
75 days after filing pursuant to paragraph (a)(2).

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            NORTHEAST INVESTORS TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        Under the Securities Act of 1933

                                     PART A

Item No. Registration Statement Caption in Prospectus
1. Front and Back Cover Pages Front and Back Cover Pages
2. Risk/Return Summary: Investment, Risks, and Overview of the Trust
Performance
3. Risk/Return Summary: Fee Table Investor Expenses
4. Investment Objectives, Principal Investment Overview of the Trust Strategies, and Related Risks
5. Management's Discussion of Performance Annual Report; Back Cover Page
6. Management, Organization and Capital Structure Portfolio Managers; Expenses
7. Shareholder Information Shareholder Information
8. Distribution Arrangements Sales without "Sales Charge"
9. Financial Highlights Information


                                     PART B

Item No. Registration Statement Caption in Statement of Additional
Information
10. Cover Page and Table of Contents Cover Page; Table of Contents
11. Fund History The Trust
12. Description of the Fund and its Investments and The Trust; Investment Objectives, Policies and Risks Restrictions
13. Management of the Fund Trustees and Officers; Compensation of Trustees
14. Control Persons and Principal Holders of Trustees and Officers
Securities
15. Investment Advisory and Other Services Trustees and Officers; Compensation of Trustees; Custodian and Independent Accountants
16. Brokerage Allocation and Other Practices Brokerage
17. Capital Stock and Other Securities The Trust; Capital Shares
18. Purchase, Redemption and Pricing of Shares Price and Net Asset Value; Shareholder Plans; Tax-Advantaged Retirement Plans
19. Taxation of the Fund Dividends, Distributions and Federal Taxes
20. Underwriters Not Applicable
21. Calculation of Performance Data Information Historical Performance
Information
22. Financial Statements


                                     PART C

The information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                    NORTHEAST
                                    INVESTORS
                                      TRUST
                              A NO LOAD INCOME FUND
                                   Prospectus
                                February 1, 2006

                            NORTHEAST INVESTORS TRUST
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                          SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                February 1, 2006

This prospectus explains the investment objective, policies, strategies and risks associated with the fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
TABLE OF CONTENTS
FUND PROFILE                                                    2
Objectives                                                      2
Principal Strategies                                            2
Principal Risks                                                 3
Suitability                                                     4
Performance                                                     5
FEES AND EXPENSES                                               6
FUND MANAGEMENT                                                 6
EXPENSES                                                        7
SALES WITHOUT "SALES CHARGE"                                    7
SHAREHOLDER INFORMATION                                         8
General Information                                             8
Account Registrations                                           9
Buying Shares                                                   10
Selling Shares                                                  13
Exchanging Shares                                               14
Dividends and Distributions                                     15
Tax Consequences                                                15
Trust Policies                                                  16
FINANCIAL HIGHLIGHTS                                            17
DESCRIPTION OF S&P CORPORATE BOND RATINGS                       19
APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES               20
ADDITIONAL INFORMATION                                          21

Fund Profile
Objectives
The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount or premium, preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years and the Trust's holdings are generally within this range.

The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis.

From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. Leverage may be increased temporarily up to a maximum of 30% for extraordinary or emergency purposes. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopta temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Principal Risks
Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

) The creditworthiness of an issuer affecting its ability to make current interest payments on debt;
) Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;
) Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;
) The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.

Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

Equity Risk. To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

Financial Markets Risk. Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes.

Foreign Investing Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Income Risk. There is the chance that falling interest rates will cause the Trust's income to decline and investors should expect the Trust's quarterly income to fluctuate. Interest Rate Risk. In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates than those with shorter maturities.

Leverage. Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Trust would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay the borrowed $200 with interest. Leverage can, therefore, involve additional risk.

Manager Risk. There is the chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.

Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

Suitability
The Trust may be appropriate for investors who seek one or more of the following:

        production of income over the long-term;

        a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

You should also consider the following:

        an investment in the Trust involves risk and should be part of a balanced investment program;

        the Trust is generally for investors with longer-term investment horizons, and should not be used for short term trading purposes;

        there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;

        Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Performance
The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The Trust may experience short-term swings of performance as indicated by the best and worst calendar quarter returns below.

The following bar chart shows the Trust's annual total return for each of the ten years ended December 31, 2005:

[chart omitted]

Best quarter: 1st quarter 2001, up 6.12%
Worst quarter: 3rd quarter 1998, down -10.45%


                          Average Annual Total Return
                        Periods Ended December 31, 2005
                                                1 Year                  5 Years                         10 Years
Northeast Investors Trust
Return before taxes                             2.23%                   6.94%                           6.38%
Return after taxes on distributions            -0.61%                   3.61%                           2.71%
Return after taxes on distributions and sale of
Fund Shares                                     1.42%                   3.86%                           3.14%
Merrill Lynch High Yield Master II Index1       2.74%                   8.39%                           6.56%

1The Merrill Lynch High Yield Master II Index is an unmanaged market value-weighted index comprised of over 1,800 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.


FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                Shareholder                                                     Fees Annual Trust
                                (Fees Paid Directly From                                        Operating Expenses
                                Your Investment)                                                (Expenses That Are Deducted
                                                                                                From Fund Assets)
                Maximum Sales Charge
                (Load) Imposed on                                                             Trustees' Fees             0.50%
                Purchases                       None                                          Distribution (12b-1 Fees)  None
                Maximum Deferred Sales                                                        Other Expenses             0.23%
                Charge (Load)                   None                                          Including:
                Maximum Sales Charge                                                            Interest Expense         0.10%
                (Load) Imposed on                                                               Operating Expense        0.13%
                Reinvested Dividends            None                                          Total Annual Trust Operating
                Redemption Fee                  None                                          Expenses                   0.73%

Example
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

        1 year          3 years         5 years         10 years
          $75             $233            $406            $906

The above figures include interest expense, which can fluctuate significantly from year to year. Without interest expense these figures would be:
1 year - $64, 3 years - $202, 5 years - $351, and 10 years - $786.

FUND MANAGEMENT
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000. Further information relating to the compensation, share ownership and portfolio management responsibilities of the portfolio managers may be found in the Statement of Additional Information.

From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

EXPENSES
Under the Declaration of Trust, the Trustees receive an annual fee equal to 1/2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, subscriptions, transfers and redemptions of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT "SALES CHARGE"
The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.


SHAREHOLDER INFORMATION
General Information
For account, product and service information, please use the following website, telephone number or address:

        For information over the Internet including on-line access to your account visit the Trust's website at www.northeastinvestors.com;

        For information over the telephone use 1-800-225-6704;

        For information by mail use
                Northeast Investors Trust
                150 Federal Street
                Boston, MA 02110-1745

Backup withholding - By law Northeast Investors Trust must withhold 28% of any taxable distributions or redemptions from your account if you do not:

        Provide us with your correct taxpayer identification number;

        Certify that the taxpayer identification is correct; and

        Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Trust.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Trust's tax consequences for you.

Account Registrations
Some of the different ways to register your account with the Trust are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/ Pay on Death (POD)
Beneficiary designation on account (special application required)

Retirement
For tax-advantaged retirement savings

        Traditional Individual Retirement Accounts (IRAs)

        Roth IRAs

        Roth Conversion IRAs

        Rollover IRAs

        Coverdell Education Savings Plan (formerly Educational IRAs)

        Simplified Employee Pension Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Buying Shares
Your initial investment must be accompanied by a completed application. The form is included along with this Prospectus or one can be obtained from our website. You may purchase shares of the Trust at the per share net asset value ("NAV") next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the total number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Trust's portfolio securities which are furnished by independent pricing vendors or by recognized dealers in such securities. When pricing service or reliable market quotations for certain securities are not readily available, such securities are priced at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust.

Short-term or excessive trading into and out of the Trust may harm performance by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Trust to utilize lines of credit or initiate portfolio transactions during unfavorable periods in markets in which the Trust trades. Excessive trading can also cause the Trust to maintain higher cash balances than it otherwise would, which may lower the Trust's performance in times of rising markets. The costs incurred from short-term traders are borne by all investors. While the Trust cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with Intermediaries where the Trust does not receive the underlying individual trading activity, the Trust's Board of Trustees has adopted policies and procedures designed to identify such short-term trading activity. The Trust reserves the right, but does not have the obligation, to reject any purchase request, including exchanges, that it regards as potentially disruptive to efficient portfolio management. Depending on the availability of transaction information, purchase and sale transactions of Trust shares are monitored daily. Whenever such monitoring discloses that a shareholder has made purchases and sales of Trust shares within a three-month period, further reviews are made to determine if the trading activity was excessive and whether the effect upon the Trust could be harmful. If it is determined that there could be such an effect, the shareholder will be notified that further purchases, including exchanges, of shares of the Trust will not be accepted. The Trust may reply to inquiries concerning its policies, but does not enter into arrangements with any person to permit frequent purchases and redemptions of Trust shares. The Trust does not consider transactions from automatic purchase or redemption plans in this category.

How to buy shares

By Check

        Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to:
        Northeast Investors Trust, and mail to 150 Federal Street, Boston, MA, 02110-1745.

By Telephone
        You may make purchases to your already existing account via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following day. Your payment must be received within 14 days of the transaction.

By Exchange Purchase
        You can purchase shares with the proceeds of an exchange from the Northeast Investors Growth Fund. The Trust accepts exchange orders in writing, by fax, or by telephone.

        NOTE: If you place an order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you will be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Trust may have incurred as a result. Telephone purchases may dilute the future appreciation of the net asset value if payment is not made promptly.

Your purchase price
You buy shares at the next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as trade date.

        When you place an order to buy shares, note the following:

        The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs) (minimums may not be applicable to omnibus accounts maintained by intermediaries);

        Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

        The Trust does not accept cash, money orders, starter checks or post dated checks for payment of share purchases;

        There is no minimum for subsequent investment either by mail, telephone or exchange;

        There is a $50,000 maximum for telephone purchases for individual investors. Net account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit. This limit may not pertain to institutional accounts;

        No cancellations. Northeast will not cancel any transaction at the request of an investor once it has been processed;

        Future purchases. Northeast reserves the right to stop selling shares at any time, or reject specific purchase requests, including purchases by exchange;

        The Trust may reject initial investments if certain required information is not supplied on the new account application;

        Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking or savings account.

No specific election is required on the application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares
You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the New York Stock Exchange after the redemption request has been received. The Trust does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

        The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or can be faxed to
        (617) 742-5666 or (617) 523-5412 before the close of the NYSE;

        The request includes any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

        For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

        In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

        If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        Redemptions checks will only be made payable to the registered shareholder(s);

        A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

        Telephone redemptions will not be made;

        Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted;

        The Trust reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days;

        Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and the monies withheld.

The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Exchanging Shares
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.

However, you should note the following policies and restrictions governing exchanges:

        You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

        Before exchanging into a fund, read its prospectus;

        Exchanges may have tax consequences for you;

        If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

        Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

        If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements;

        Under applicable anti-money laundering regulations and other federal regulations, exchange orders may be suspended, restricted or canceled and the monies withheld.

The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions
The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The
Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. Since 1969, the Trust has made only one such distribution, in 1999.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

        (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

        (2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

        (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

        Note: For quicker access to your cash distributions the Trust recommends direct deposit for shareholders electing Option 2 or 3.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences
As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them. Reinvested distributions add to the cost basis of your investment.

Trust Policies

The Trust will make available the following statements and reports:

        Confirmation of each purchase and sale;*

        Confirmation of your dividend/capital gains payments;*

        Financial reports (every six months);*

        Prospectus;*

        Year-end statement.

* These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 28% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended September 30, 2004 and 2005 has been audited by Ernst and Young LLP, independent registered public accounting firm, whose report on the financial statements and financial highlights for the year ended September 30, 2005 is included in the Statement of Additional Information, which is available upon request and without charge. Prior years were audited by other auditors.

Per Share Data
                                                                                Year ended September 30,
                         2005    2004    2003    2002#   2001    2000    1999    1998    1997    1996
Net Asset Value:
Beginning of Period     $7.59   $7.19   $7.05   $7.42   $9.08   $10.08 $10.42   $11.79  $10.90  $10.33
Income From
Investment
Operations:
Net investment
income                   0.51    0.59    0.56    0.65    0.92    1.02    1.05     1.01    0.98    0.98
Net realized and
unrealized gain
(loss) on
investment               0.02    0.44    0.14   (0.35)  (1.61)  (0.90)  (0.23)   (1.42)   0.91    0.58
Total from investment   -----   -----   -----   -----   -----   -----   ------  -------   ----  -------
operations               0.53    1.03    0.70    0.30   (0.69)   0.12    0.82    (0.41)   1.89    1.56
Less Distributions:
Net investment
income                  (0.54)  (0.63)  (0.56)  (0.67)  (0.97)  (1.12)  (0.98)   (0.96)  (1.00)  (0.99)
Capital Gain                                                            (0.18)
Net Asset Value:
End of Period           $7.58   $7.59   $7.19   $7.05    $7.42   $9.08  $10.08   $10.42  $11.79  $10.90
                        =====   =====   =====   =====   ======  ======  ======   ======  ======  ======
Total Return            7.11%   14.90%  10.43%  4.00%   (8.18)%  1.29%   7.99%   (4.13)%  18.16% 15.98%

FINANCIAL HIGHLIGHTS Continued
Ratios & Supplemental Data
Year ended September 30,
                        2005    2004      2003       2002#      2001       2000    1999      1998      1997       1996
Net assets end of
period (in
millions)             $1,347.3 $1,875.9 $1,794.7   $1,471.5  $1,172.1   $1,430.6 $2,059.1  $2,046.7  $2,074.2  $1,200.5
Ratio of operating
expenses to
average net
assets*                 0.73%   0.67%    0.65%       0.70%     0.86%      1.22%   0.73%      0.70%    0.65%       0.69%
Ratio of interest
expense to
average net assets      0.10%   0.03%    0.00%        .00%      .21%       .61%    .12%       .09%     .01%        .03%
Ratio of net
investment income
to average net
assets                  6.62%   7.92%    7.97%       8.61%     11.10%    10.84%   9.99%      8.73%     8.65%      9.41%
Portfolio turnover
rate                     45%     40%      13%         18%       22%        4%      27%        64%       33%        32%
*Includes Interest Expense when applicable
Per Share Data calculated using the Average Share Method
#As required, effective October 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by
$0.01, increase net realized and unrealized gain/loss by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.


DESCRIPTION OF S&P CORPORATE BOND RATINGS
Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

AAA Highest quality. Ability to pay interest and principal very strong.

AA High quality. Ability to pay interest and principal strong.

A Medium to high quality. Ability to pay interest and principal, but more susceptible to changes in circumstances and the economy.

BBB Medium quality. Adequate ability to pay, but highly susceptible to adverse circumstances.

BB Speculative. Less near-term likelihood of default relative to other speculative issues.

B Current capacity to pay interest and principal, but highly susceptible to changes in circumstances.

CCC Likely to default, where payment of interest and principal is dependent on favorable circumstances.

CC Debt subordinate to senior debt rated CCC.

C Debt subordinate to senior debt rated CCC-

D Currently in default, where interest or principal has not been made as promised.

APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES
The table below re.ects the composition by quality rating of the fixxed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended December 31, 2005. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating                                              Fixed Income
Category                                                Composition
Unrated                                                 10.0%
AAA                                                      -
AA                                                       -
A                                                        0.4%
BBB                                                      1.7%
BB                                                      22.0%
B                                                       51.2%
CCC                                                     12.8%
CC, C, D                                                 1.9%

ADDITIONAL INFORMATION
You can find additional information about the Trust in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (the SAI is legally part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

QUARTERLY FUND HOLDINGS. The Trust has adopted policies and procedures relating to disclosure of the Trust's portfolio holdings, a full description of which is available in the SAI. The portfolio holdings are included in the Trust's Annual and Semiannual reports to shareholders. The portfolio holdings for the first and third quarters of the fiscal year are filed with the Securities and Exchange Commission ("SEC") and may be accessed on our website or the SEC's website free of charge.

You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

                           Northeast Investors Trust
                               150 Federal Street
                             Boston, MA 02110-1745
                                 (800) 225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
The Trust's reference number as a registrant under the Investment Company
Act of 1940 is 811-576.




                            NORTHEAST INVESTORS TRUST
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                February 1, 2006

This Statement of Additional Information supplements the Prospectus for the Trust dated February 1, 2006 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Trust at the above address. This Statement of Additional Information is not a prospectus.

TABLE OF CONTENTS                            Page
The Trust                                    B-2
Investment Objectives, Policies, and Restrictions;
General                                      B-2
Trustees and Officers                        B-4
Compensation of Trustees                     B-6
Custodian and Independent Registered Public
Accounting Firm                              B-7
Bank Loans                                   B-8
Brokerage                                    B-8
Price and Net Asset
Value                                        B-9
Shareholder Plans                            B-10
Tax-Advantaged Retirement Plans              B-11
Dividends, Distributions & Federal Taxes     B-12
Capital Shares                               B-13
Proxy Voting Guidelines                      B-13
Historical Performance Information           B-15
Financial Statements                         B-17







THE TRUST
        Northeast Investors Trust, herein called the Trust, is a diversified open-end management investment company organized March 1, 1950 by an Agreement and Declaration of Trust executed under the laws of The Commonwealth of Massachusetts.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS; GENERAL
         As explained in the Prospectus, the purpose of the Trust is to provide investors with a vehicle for investment under the management of the Trustees. Through this Trust, the Trustees will seek to provide a managed, diversified investment program, the primary objective of which shall be the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

In addition to the investment objectives and policies described in the Prospectus, the Trust has adopted certain investment restrictions. So long as these restrictions remain in effect, the Trustees may not: (1) Purchase any securities which would cause more than 5% of the Trust's total assets at the time of such purchase to be invested in the securities of any issuer, except the United States Government. (2) Purchase any securities which would cause the Trust at the time of such purchase to own more than 10% of any class of any issuer. (3) Purchase the securities of any issuer that together with any predecessor thereof have been engaged in continuous operation for less than three years for which the Trustees consider an issuer resulting from an acquisition or reorganization to be engaged in the same business as any party to the acquistion or reorganization transaction. (4) Purchase real estate or commodities or commodities contracts; however, this limitation does not preclude an investment in the securities of organizations which deal in real estate or commodities or commodities contracts or in securities secured by interests in real estate. (5) Purchase the securities of any investment company, except in connection with a merger, consolidation or acquisition or by purchase of securities of closed-end investment companies in regular transactions in the open market. (6) Purchase securities on margin or effect short sales of securities. (7) Make loans, except that the Trust may acquire publicly distributed bonds, debentures, notes and other debt securities, for which purposes the Trustees consider securities which are covered by Rule 144A under the Securities Act of 1933 to be publicly distributed. (8) Act as an underwriter of securities except insofar as the Trust might technically be deemed to be an underwriter for purposes of the Securities Act of 1933 upon the disposition of certain securities. (9) Invest in companies for the purpose of exercising management or control. (10) Invest in puts, calls, straddles, spreads or any combinations thereof. (11) Purchase or retain the securities of any issuer if all Trustees together own more than 1/2 of 1% of the securities of such issuer.
(12) Deal as principal with the Trust in the purchase or sale of portfolio securities. (13) Deal as agent with the Trust in the purchase or sale of portfolio securities. (14) Invest in securities for which there is no readily available market, if at the time of acquisition more than 5% of the Trust's assets would be invested in such securities. (15) Purchase participation or other direct interests in oil, gas or other mineral exploration or development programs. (16) Invest in warrants if at the time of acquisition more than 2% of the Trust's assets would be invested in warrants. (17) Invest in securities of foreign issuers if at the time of acquisition more than 10% of the Trust's assets would be invested in such securities. (18) Purchase any security if, after giving effect to such purchase, more than 25% of the Trust's assets would be invested in any one industry. (19) Issue senior securities or borrow money, except that the Trust may borrow funds up to a maximum amount equal to 25% of the Trust's total assets and may pledge assets as security for such borrowings.

        For the purposes of the above, issuer refers to a consolidated corporate entity based on its most recent financials. Classes of securities are similarly determined based on most recent financials and thus may, for example, include debt at a subsidiary level. The purchase of securities does not encompass participation in exchange offers in or out of formal reorganization proceedings.

        The above policies preclude only direct loans, not the acquisition of debt instruments in a secondary market, and do not preclude the lending of portfolio securities to broker-dealers. Loans of portfolio securities of the Trust will be made, if at all, in strictest conformity with applicable federal and state rules and regulations. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Trust's management to be of good standing and will not be made unless, in the judgment of the Trust's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Trust an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.


         The Trust does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Trust's objective of producing income. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended September 30, 2005 and 2004 the rates of total portfolio turnover were 45.1% and 39.8% respectively. Although investment policy or changed circumstances may require, in the opinion of the Trustees, an increased rate of such portfolio turnover, the Trustees do not anticipate that such turnover will be substantially in excess of that experienced by the Trust in recent years.


         The Trust has adopted policies and procedures with respect to the disclosure of portfolio securities. The Trust will file a complete portfolio schedule with the SEC on form N-CSR within ten (10) days of the transmission to shareholders of any annual or semiannual report; these are generally transmitted within sixty (60) days after the close of the fiscal period covered by the report. The Trust will also file a complete portfolio schedule with the SEC on form N-Q not later than sixty (60) days after the close of the first and third fiscal quarters. The Trust will not make available any other schedule of portfolio holdings to any person or institution other than in the ordinary course of business, such as to our auditors or custodian. The Trust may make quarterly portfolio holdings available to ranking or ratings agencies, but only after the information has been filed with the SEC or posted on our website.

         The compensation of Bruce H. Monrad and Ernest E. Monrad as portfolio managers for the Trust is set forth in this Statement of Additional Information under the caption "Compensation of Trustees", and information about their share ownership in the Trust is set forth under the caption "Trustees and Officers". Neither of them has portfolio management responsibilities for any other investment company or pooled fund, but Ernest E. Monrad does provide portfolio management services for some accounts of Northeast Investment Management, Inc. As of the end of the Trust's most recent fiscal year, Ernest E. Monrad provided such services to approximately 129 accounts having assets of approximately $109 million. None of such accounts pay a performance based advisory fee. Bruce H. Monrad is not primarily responsible for the day to day portfolio management for any accounts other than the Trust.

TRUSTEES & OFFICERS

The Trustees of Northeast Investors Trust are Ernest E. Monrad, Bruce H. Monrad, Fred L. Glimp, J. Murray Howe, Peter J. Blampied, Marshall I. Goldman, George
P. Beal, Charles R. Daugherty and the Hon. Maurice H. Richardson. Under Massachusetts Law, the Trustees are generally responsible for protecting the interests of the shareholders by overseeing the operation and management of the Trust. The table below provides certain information about the Trust's Trustees and Officers. The mailing address for the Trustees and Officers of the Trust is 150 Federal Street, Boston, MA 02110-1745.


                                                                Principal Occupation(s) / Other
Name/Age/Service *                      Position                Directorships During the Past Five Years

                                    Affiliated Trustees and Fund Officers

Ernest E. Monrad#                       Trustee                 Trustee of Northeast Investors Growth Fund; Director of
Age: 75                                                         New America High Income Fund, Inc.; Trustee of
Years of Service: 45                                            Century Shares Trust and Century Small Cap Select
                                                                until 07/31/05; Officer and Director of Northeast Investment
                                                                Management, Inc.

Bruce H. Monrad#                        Trustee,                Trustee and Officer of Northeast Investors Trust; Officer of
Age: 43                                 Chairman,               Northeast Investors Growth Fund; Director of Northeast Investment
Years of Service: 12                    and President           Management, Inc.

Williams A. Oates, Jr.                  Vice President          Trustee and President of Northeast Investors
Age: 63                                                         Growth Fund; President and Director of Northeast
Years of Service: 31                                            Investment Management, Inc.; President of Northeast Investors Trust
                                                                until 6/30/05.

Gordon C. Barrett                       Executive Vice          Senior Vice President and Chief Financial Officer of
Age: 48                                 President and           Northeast Investors Growth Fund, Officer of Northeast
Years of Service: 18                    Chief Financial         Investors Trust, and Officer of Northeast Investment
                                        Officer                 Investment Management, Inc.

Robert B. Minturn                       Clerk, Vice             Trustee, Clerk, Vice President and Chief Legal Officer
Age: 66                                 President, and          of Northeast Investors Growth Fund; Officer and Director of
Years of Service: 25                    Chief Legal             Investment Management, Inc; Trustee of Northeast Investors
                                        Officer                 Trust until 6/30/05






                                    Independent Trustees

Fred L. Glimp                           Trustee                 Special Assistant to President Emeritus and former Vice
Age:  79                                                        President for Alumni Affairs and Development of Harvard
Years of Service: 25                                            University

J. Murray Howe                          Trustee                 Of counsel to the law firm of Sullivan and Worcester
Age: 81
Years of Service: 19


Peter J. Blampied                       Trustee                 President of Corcoran Management Co., Inc. real estate
Age: 63                                                         Director of Access Capital Strategies, LLC
Years of Service: 5

Marshall I. Goldman                     Trustee                 Kathryn Wasserman Davis Professor of Russian Economics
Age: 75                                                         Emeritus at Wellesley College, Associate Director of the
Years of Service: 1                                             Davis Center for Russian and Eurasian Studies at Harvard
                                                                University, Director of Century Bank & Trust Co.

George P. Beal                          Trustee                 Managing Partner, Boston Family Office LLC
Age: 52
Years of Service: 1

Charles R. Daugherty                    Trustee                 Managing Partner, Stanwich Advisors, LLC
Age: 52
Years of Service: 1

Hon. Maurice H. Richardson              Trustee                 Assistant Professor, Law & Psychiarty Program, Department
Age: 77                                                         of Psychiatry, University of Massachusetts Medical School
Years of Service: 1

* The Trustees serve until their resignation or either the appointment or election of a successor, and the Officers serve at the pleasure of the Trustees.

# Ernest E. Monrad and Bruce H. Monrad are father and son respectively.



The Trustees have an Audit Committee consisting of Messrs. Glimp, Howe, Blampied, Goldman, Beal, Daugherty, and Richardson. The Audit Committee assists the Board of Trustees in fulfilling its responsibilities for the accounting and financial reporting practices and provides a channel of communication between the Board of Trustees and the Trust's independent accountants. The provision of audit and non-audit services by the Trust's independent accountants is subject to prior approval by the Audit Committee. The Committee held five meetings during the last fiscal year.

The Trustees have a Nominating and Governance Committee consisting of Messrs. Glimp, Howe, Blampied, Goldman, Beal, Daugherty, and Richardson. The
Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Committee has not established procedures for the nomination of candidates for Trustee by shareholders. The Committee held two meetings during the last fiscal year.



         The following table shows the dollar range of shares of the Trust beneficially owned by each Trustee.

Name of Trustee                                                       Dollar Range of Equity Securities in the Trust
Trustees Who Are "Interested Persons" of the Trust
Ernest E. Monrad                                                      Over $2,000,000
Bruce H. Monrad                                                       Over $2,000,000

Trustees Who Are Not "Interested Persons" of the Trust

Fred L. Glimp                                                         Over $100,000
Hon. Maurice H. Richardson                                            Over $100,000
Peter J. Blampied                                                     Over $100,000
George P. Beal                                                        Over $100,000
J. Murray Howe                                                        $10,001-$50,000
Marshall I. Goldman                                                   None
Charles R. Daugherty                                                  None


The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2005 was 2,547,858 shares (1.43%).

The Trust has adopted a Code of Ethics governing personal securities transactions by persons associated with the Trust who have access to information about its investment operations. The Code does permit investments by Trust personnel for their own accounts, but requires approvals and reporting. The Code of Ethics of the Trust is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.


COMPENSATION OF TRUSTEES

         Under the Declaration of Trust, the Trustees are entitled to receive an annual fee equal to 1/2 of 1% of the principal of the Trust, computed at the end of each quarter year at the rate of 1/8 of 1% of the principal at the close of such quarter. The principal of the Trust for this purpose is taken as a total of the value of the portfolio and other assets less all liabilities, except accrued Trustees' fees, valued set forth below under "Price and Net Asset Value". The total Trustee fee paid to the Trustees and Vice Presidents for each of the fiscal years ended September 30, 2003, 2004 and 2005 was $8,971,653, $8,933,327,
and $8,052,628 respectively.


        The following table shows the aggregate compensation paid during the fiscal year ended September 30, 2005 to the Trustees, President and Officers of the Trust from the Trustees fee or otherwise.

Name and Position                                            Aggregate Compensation Paid

Ernest E. Monrad, Trustee                                    $2,738,651
-------------------------                                    ----------
Bruce H. Monrad, Trustee, Chairman and President             $3,223,977
------------------------------------------------             ----------
William A. Oates, Jr., Vice President                        $1,600,000
-------------------------------------                        ----------
Gordon C. Barrett, Executive Vice President and CFO*         $   436,156
----------------------------------------------------         -----------
Robert B. Minturn, Vice President and Clerk                  $   250,000
-------------------------------------------                  -----------

Fred L. Glimp, Trustee                                       $     40,000
----------------------                                       ------------
J. Murray Howe, Trustee                                      $     40,000
-----------------------                                      ------------
Peter J. Blampied, Trustee                                   $     40,000
--------------------------                                   ------------
Marshall I. Goldman, Trustee                                 $     20,000
----------------------------                                 ------------
George P. Beal, Trustee                                      $     20,000
-----------------------                                      ------------
Charles R. Daugherty, Trustee                                $     20,000
-----------------------------                                ------------
Hon. Maurice H. Richardson, Trustee                          $     20,000
-----------------------------------                          ------------

*Paid directly by the Trust; all other amounts shown are paid from the Trustees' fee.

Under the Declaration of Trust, the Trustees are required to furnish the Trust from their compensation, financial and statistical services for the Trust and such office space as the Trust may require. The Trust is not currently providing retirement benefits to any Trustee.

CUSTODIAN AND INDEPENDENT REGITSERED PUBLIC ACCOUNTING FIRM

The custodian for the Trust is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts. The custodian maintains custody of the Trust's assets. The Trust acts as its own Transfer and Shareholder Servicing Agent.

The independent registered public accounting firm for the Trust is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts. Ernst & Young LLP audits the Trust's annual financial statements included in the annual report to shareholders, reviews the Trust's filings with the Securities and Exchange Commission on Forms N-lA and N-SAR and prepares the Trust's federal income and excise tax returns.






BANK LOANS

The following table shows the Trust's borrowing in each of the ten years ended September 30, 2005.

                                                                                                Average
                                                                                                Amount of
                                                                         Average                Debt
                                                     Amount of           Amount of              As a percentage
                                                     Debt                Debt                   Of average net
Year Ended                                           Outstanding         Outstanding*           Assets*
----------                                           -----------         ------------           -------

September 30,
1996                                                    8,331,405         88,985,931                    10.35%
1997                                                            0          4,166,183                     0.26%
1998                                                   90,826,838         36,630,591                     1.59%
1999                                                  197,275,213         48,732,032                     2.15%
2000                                                  127,443,774        163,418,832                     9.80%
2001                                                            0         42,175,565                     3.18%
2002                                                            0         19,663,586                     2.33%
2003                                                            0                  0                     0.00%
2004                                                            0         24,694,200                     1.39%
2005                                                  172,739,571         51,200,717                     3.00%




*Monthly method (sum of amounts outstanding at beginning of year and at the end of each month during the year divided by 13)


BROKERAGE

Decisions to buy and sell securities for the Trust and as to assignment of its portfolio business and negotiation of its commission rates are made by the Trustees. It is the Trustees' policy to obtain best execution when processing transactions, in doing so, the Trustees assign portfolio executions and negotiate commission rates in accordance with the reliability and quality of a broker/dealer's services and their value and expected contribution to the performance of the Trust. Such portfolio transactions may be carried out with broker-dealers that have provided the Trustees or the Trust with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). During the fiscal year ended September 30, 2005, the Trust engaged in portfolio transactions involving broker-dealers totaling $1,226,808,030. Of this amount $63,296,571 involved trades with brokers acting as agents in which such brokers received total brokerage commissions of $67,788. The total $1,163,511,459 in portfolio trades consisted of principal transactions with market makers and other dealers. During the fiscal years ended September 30, 2003 and 2004 brokerage commissions paid totaled $2,210 and $0, respectively. All such portfolio transactions completed by the Trust during the year ended September 30, 2005 were carried out with broker-dealers that have provided the Trust with research, and other investment related services.

PRICE AND NET ASSET VALUE

It is the current policy of the Trust that the public offering price of shares of the Trust equal their net asset value, the Trust receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders are received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Trust's shares is determined by dividing the market value of the Trust's securities, plus any cash and other assets (including income accrued) less all liabilities by the number of shares outstanding. Fixed income securities for which market quotations are readily available are valued on the basis of valuations furnished by pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Such securities may also be valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities if such valuations are believed to reflect more accurately the fair value of such securities; equity securities for which market quotations are readily available will generally be valued in this manner. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. For a further description of the Trust's fair value pricing methodologies, see the Prospectus. An adjustment will be made to the Trust's price for fractions of a cent to the next highest cent. The Trust makes no special payment for the daily computation of its net asset value.

         As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Trust by brokers. In certain such cases, where the Trust has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the Trust; (ii) the Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the Trust's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

SHAREHOLDER PLANS

Open Accounts

Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Trust. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Trust of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Trust at any time by ordering the Trust shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Trust at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "Selling Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Trust on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Trust may modify or terminate either Plan at any time.

An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.


TAX-ADVANTAGED RETIREMENT PLANS

In addition to regular accounts, the Trust offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Trust; dividends and other distributions are reinvested in shares of the Trust. Contributions may be invested in shares of Northeast Investors Growth Fund as well as shares of the Trust.

Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Trust are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Trust at its offices.

An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Traditional IRA , Roth IRA and Education Savings Account

         An individual may open his own Individual Retirement Account (IRA) , Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.


DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

It is the Trust's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are credited in shares of the Trust unless the shareholder elects to receive cash.

Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

It is the policy of the Trust to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Trust did so qualify during its last taxable year.

A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carryforward from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Trust with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 28% of distributions withheld by the Trust.

The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

CAPITAL SHARES

The Trust has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Trust is not bound to recognize any transfer until it is recorded on the books of the Trust. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Trust, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Trust's assets. The Trust is advised by counsel (Mintz. Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Trust containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Trust shall be indemnified by the Trust for all loss and expense incurred by reason of his being or having been a shareholder of the Trust. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

PROXY VOTING GUIDELINES

         Written guidelines have been established for proxy voting by the Board of Trustees of the Trust. The purpose of these guidelines is simple: to promote the accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company's business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1) Proposals seeking approval of equity-based compensation, including stock option plans 2) Proposals relating to changes in corporate control 3) Proposals that affect shareholder rights, including voting rights 4) Proposals for the election of directors 5) Proposals relating to social and corporate responsibility issues 6) Proposals for the approval of independent auditors

Equity-based Compensation Plans
         In general, the Trust agrees with the use of reasonably designed stock-related compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals. The Trust will generally vote in favor of proposals for the expensing of stock options.

Corporate Control
         The Trust generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company's securities and the potential transfer of corporate control through takeover - hostile or otherwise - must generally be permitted to occur. In the case of shareholder rights plan, often referred to as "poison pills", we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We generally oppose "golden parachute" plans providing more than two times the annual salary because they impede potential takeovers that shareholders should be free to consider. We will carefully review proposals to increase capital stock and generally oppose so-called "blank check" preferred stock. We favor non-classified boards of directors.

Shareholder Rights
         The Trust views the exercise of shareholders' rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalizations.

Election of the board of directors
         The Trust believes that good governance starts with an independent board, a majority of whose members are unfettered by significant ties to management elected annually. In addition, key board committees should be entirely independent.

Corporate and social policy issues
         The Trust believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Trust would not vote for such proposals unless supported by management.

Approval of independent auditors
         The Trust believes that the relationship between the company and its auditors should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest
         In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Trust, on the one hand, and any affiliated person of the Trust, on the other, the voting of such proxy will be referred to the Trustees of the Trust who are not "interested persons" of the Trust as such term is defined under the Investment Company Act of 1940 (the "independent Trustees"); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

         The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and the Trust's voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the website of the Securities and Exchange Commission (www.sec.gov) or at the website of the Trust (www.northeastinvestors.com).


HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Trust may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

[OBJECT OMITTED]


Where:

P =      a hypothetical initial payment of $1,000
N =      number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Trust may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Trust's average annual total return as described above. The Trust's total return for the one, five and ten year periods ended September 30, 2005 are set forth in the Prospectus.

From time to time, the Trust may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

         Yield = 2[((a-b)/cd + 1)6 - 1] Where:

a =      dividends and interest earned during the period
b =      expenses accrued for the period (net of reimbursements)
c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
d =      the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Trust owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

The performance quotations described above are based on historical experience and are not intended to indicate future performance.

To help investors better evaluate how an investment in the Trust might satisfy their investment objective, advertisements regarding the Trust, as well as other publications, may discuss various measures of Trust performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Trust's performance to performance as reported by other indices and averages or other investments for which reliable performance information is available. The Trust's Annual Report contains additional performance information and will be made available to investors upon request and without charge.


FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

1.       Schedule of Investments as of September 30, 2005

2.       Statement of Assets and Liabilities as of September 30, 2005

3.       Statement of Operations for the Year Ended September 30, 2005

4. Statements of Changes in Net Assets for each of the two years in the period ended September 30, 2005

5.       Notes to Financial Statements for the year ended September 30, 2005

6.       Report of Ernst and Young LLP, Independent Registered Public
         Accounting Firm.



Schedule of Investments
September 30, 2005
Corporate Bonds & Notes Value
Name of Issuer                                            Principal                       (Note B)

Advertising - 2.17%
Interpublic Group Co. Notes, 7.25%, 8/15/11 (a)         $29,900,000                     $29,302,000

Automobile & Truck - 9.07%
Collins and Aikman Products, 10.75%, 12/31/11 (f)        20,000,000                       8,800,000
Delphi Corp. Notes, 6.55%, 6/15/06                       36,950,000                      27,158,250
Dura Operating Corp. Senior Notes, Series B, 8.625%,
4/15/12                                                  35,310,000                      31,425,900
HLI Operating Co. Senior Notes, 10.5%, 6/15/10           15,684,000                      13,566,660
Lear Corp. Series B, 8.11%, 5/15/09 (a)                  12,000,000                      11,934,252
TRW Automotive, Inc. Senior Sub. Notes, 11%, 2/15/13 (a) 23,540,000                      26,541,350
TRW Automotive, Inc. Senior Notes, 9.375%, 2/15/13        2,602,000                       2,823,170
                                                                                        -----------
                                                                                        122,249,582

Broadcast Cable TV - 4.45%
Charter Comm. Opt. LLC Senior Notes, Series 144A, 8%,
4/30/12                                                  40,000,000                      40,300,000
Charter Comm. Opt. LLC Senior Notes, Series 144A,
8.375%, 4/30/14                                           5,000,000                       5,025,000
Paxson Comm. Corp. Senior Sub. Notes, 0/12.25%,
1/15/09 (b)                                              15,050,000                      14,598,500
                                                                                         ----------
                                                                                         59,923,500

Chemicals - 6.46%
Foamex LP Capital Corp. Senior Secured Notes, 10.75%,
4/01/09                                                  15,640,000                      11,808,200
Georgia Gulf Corp. Secured Notes, 7.625%, 11/15/05        2,500,000                       2,503,125
Lyondell Chemical Senior Secured Notes, 11.125%,
7/15/12 (a)                                              20,000,000                      22,300,000
Pioneer Americas, Inc. Secured Notes, 10%, 12/31/08      14,510,100                      15,235,605
Polyone Corp. Senior Notes, 8.875%, 5/01/12 (a)          20,000,000                      18,975,000
Polyone Corp., 10.625%, 5/15/10                           7,940,000                       8,178,200
Sterling Chemical, Inc., 10%, 12/19/07                    8,179,301                       8,097,508
                                                                                         ----------
                                                                                         87,097,638

Conglomerate - 1.09%
JII Holdings LLC Secured Notes, 13%, 4/01/07             12,600,000                      11,088,000
Jordan Industries Senior Notes, Series D, 10.375%, 8/01/07
                                                          6,000,000                       3,600,000
                                                                                         ----------
                                                                                         14,688,000

Drug Stores - 2.65%
Rite Aid Corp. Notes, 7.125%, 1/15/07                   $29,305,000                     $29,488,156
Rite Aid Corp. Secured Notes, 7.5%, 1/15/15               6,500,000                       6,207,500
                                                                                        -----------
                                                                                         35,695,656

Electrical Utilities - 11.92%
IPALCO Enterprises, Inc. Senior Secured Notes, 8.375%,
11/14/08 (a)                                             16,790,000                      17,797,400
Kansas City Power and Light Senior Notes, 7.125%, 12/15/05
                                                         10,000,000                      10,052,580
Midwest Generation LLC Secured Notes, 8.75%, 5/01/34 (a) 50,000,000                      55,687,500
Nevada Power Co. Notes, Series E, 10.875%, 10/15/09       6,500,000                       7,182,500
Northwestern Corp. First Mortgage Notes, Series 144A,
7.3%, 12/01/06 (a)                                       15,000,000                      15,313,260
Orion Power Holdings, Inc. Senior Notes, 12%, 5/01/10 (a)
                                                         29,000,000                      34,945,000
Sierra Pacific Power Co. Notes, Series A, 8%, 6/01/08 (a)
                                                         18,535,000                      19,554,425
                                                                                        -----------
                                                                                        160,532,665

Energy/Natural Resources - 11.27%
ANR Pipeline Co. Senior Notes, 8.875%, 3/15/10 (a)       29,630,000                      32,027,334
Forest Oil Corp. Senior Notes, 7.75%, 5/01/14             5,839,000                       6,203,937
Forest Oil Corp. Senior Notes, 8%, 6/15/08 (a)           18,655,000                      19,797,619
Husky Oil Bonds, 8.9/11.1875%, 8/15/28 (a) (e)           20,000,000                      21,676,840
Northwest Pipeline Corp. Debentures, 6.625%, 12/01/07     4,615,000                       4,718,837
Northwest Pipeline Corp. Senior Notes, 8.125%, 3/01/10    1,000,000                       1,067,500
Parker Drilling Co. Senior Notes, Series B, 10.125%, 11/15/09
                                                          4,394,000                       4,569,760
Parker Drilling Co. Senior Notes, 9.625%, 10/01/13        2,500,000                       2,843,750
Parker Drilling Co. Senior Notes, FRN 8.62%, 9/01/10     15,000,000                      15,450,000
Southern Natural Gas Notes, 8.875%, 3/15/10              10,762,000                      11,632,743
Southern Natural Gas Notes, 6.7%, 10/01/07                9,867,000                       9,988,157
Swift Energy Co. Senior Sub. Notes, 9.375%, 5/01/12 (a)  18,000,000                      19,440,000
Williams Cos, Inc. Senior Debentures, 6.25%, 2/01/06      2,400,000                       2,406,000
                                                                                        -----------
                                                                                        151,822,477

Entertainment - 4.90%
AMC Entertainment, Inc. Senior Sub. Notes, 9.875%, 2/01/12
                                                         16,500,000                      15,881,250
AMC Entertainment, Inc. Senior Sub. Notes, 9.5%, 2/01/11
                                                         12,296,000                      11,681,200
AMC Entertainment, Inc. Senior Sub. Notes, 8%, 3/01/14   16,710,000                      14,704,800
Cinemark USA, Inc. Senior Discount Notes, 0/9.75%,
3/15/14 (b)                                              34,000,000                      23,800,000
                                                                                         ----------
                                                                                         66,067,250

Financial Services - 0.15%
Finova Group, Inc. Notes, 7.5%, 11/15/09                  5,269,300                       2,055,027


Food Processing - 3.69%
Agrilink Foods, Inc. Senior Sub. Notes, 11.875%, 11/01/08
                                                         $3,419,000                      $3,495,928
B&G Foods Senior Sub. Notes, 8%, 10/01/11                 1,000,000                       1,012,500
Chiquita Brands Intl. Senior Notes, 7.5%, 11/01/14        7,000,000                       6,597,500
Chiquita Brands Intl. Senior Notes, Series 144A, 8.875%,
12/01/15                                                 22,500,000                      22,275,000
Dean Foods Co. Senior Notes, 6.625%, 5/15/09             13,032,000                      13,422,960
Mrs. Fields Brands Financing Notes, 9%, 3/15/11           3,500,000                       2,905,000
                                                                                         ----------
                                                                                         49,708,888

Gaming - 10.90%
Aztar Corp. Senior Sub. Notes, 9%, 8/15/11               10,000,000                      10,625,000
MGM Mirage, Inc. Senior Sub. Notes, 9.75%, 6/01/07 (a)   37,857,000                      40,317,705
Park Place Entertainment, 8.875%, 9/15/08 (a)            26,000,000                      28,437,500
Trump Entertainment Resorts, Inc. Secured Notes, 8.5%,
6/01/15                                                  69,914,327                      67,467,326
                                                                                        -----------
                                                                                        146,847,531

Grocery Stores/Distributors - 1.20%
Fleming Co., Inc. Senior Notes, 10.125%, 4/01/08 (f)     15,000,000                       3,300,000
Fleming Co., Inc. Senior Notes, 9.25%, 6/15/10 (f)        8,309,000                       1,744,890
Pathmark Stores, Inc. Senior Sub. Notes, 8.75%, 2/01/12  11,500,000                      11,068,750
                                                                                         ----------
                                                                                         16,113,640

Health Care Diversified - 0.01%
Global Health Sciences Co. Senior Notes, 11%, 5/01/08 (c) (f)
                                                          5,000,000                         100,000

Hotels - 0.75%
La Quinta Properties Senior Notes, 8.875%, 3/15/11        9,390,000                      10,047,300

Independent Power Producer - 2.64%
Calpine Corp. Senior Secured Notes, Series 144A, 8.5%,
7/15/10 (a)                                              27,000,000                      19,305,000
Calpine Corp. Senior Secured Notes, Series 144A, 8.75%,
7/15/13 (a)                                              23,000,000                      16,272,500
                                                                                         ----------
                                                                                         35,577,500
Machine/Tools - 0.21%
Thermadyne Holdings Corp. Senior Sub. Notes, 9.25%,
2/01/14                                                   3,110,000                       2,845,650

Marketing/Sales - 0.46%
Bear Creek Corp. Senior Notes, Series 144A, 9%, 3/01/13   6,000,000                       6,210,000

Metals & Mining - 1.77%
Holdco Senior Secured PIK Notes, 8%, 3/31/10 (c)            237,699                         237,699
Holdco Mortgage Notes, 10%, 3/31/11 (c)                     833,332                         833,332
Inland Steel Corp. First Mortgage Notes, Series R, 7.9%,
1/15/07                                                   6,500,000                       6,435,000
Kaiser Aluminum Chemical Corp. Senior Sub. Notes,
12.75%, 2/01/03 (f) (g)                                  46,230,000                       3,236,100
Kaiser Aluminum Chemical Corp. Senior Notes, Series B,
10.875%, 10/15/06 (f)                                    12,000,000                      11,670,000
Kaiser Aluminum Chemical Corp. Senior Notes, Series D,
10.875%, 10/15/06 (f)                                     1,500,000                       1,458,750
LTV Steel Co., Inc. Senior Notes, 8.2%, 9/15/07 (f)       7,776,278                           4,860
LTV Steel Co., Inc. Senior Notes, 11.75%, 11/15/09 (f)    7,286,184                           4,554
National Steel Corp. First Mortgage Notes, 8.375%, 8/01/06 (f)
                                                            879,441                          17,589
                                                                                         ----------
                                                                                         23,897,884

Miscellaneous Manufacturing - 0.43%
Amtrol, Inc. Senior Sub. Notes, 10.625%, 12/31/06         6,645,000                       5,814,375

Oil/Gas Exploration - 0.54%
Newfield Exploration Co. Senior Notes, Series B, 7.45%,
10/15/07 (a)                                              7,000,000                       7,245,000

Packaging & Container - 8.54%
Owens-Illinois, Inc. Senior Notes, 8.1%, 5/15/07 (a)     30,000,000                      30,750,000
Owens-Illinois, Inc. Senior Notes, 7.35%, 5/15/08 (a)    20,000,000                      20,400,000
Pliant Corp. Secured Senior Notes, 11.125%, 9/01/09      25,000,000                      21,500,000
Pliant Corp. Secured PIK Notes, Series 144A, 11.625%,
6/15/09                                                  15,743,200                      16,687,792
Tekni-Plex, Inc. Senior Secured Notes, Series 144A, 8.75%,
11/15/13                                                 27,500,000                      23,512,500
Tekni-Plex, Inc. Secured Notes, Series 144A, 10.875%,
8/15/12                                                   2,000,000                       2,140,000
                                                                                        -----------
                                                                                        114,990,292

Paper/Forest Products - 0.02%
American Tissue, Inc. Senior Secured Notes, Series B,
12.5%, 7/15/06 (f)                                       14,061,292                         281,226
Crown Paper Senior Sub. Notes, 11%, 9/01/05 (f) (g)      14,950,000                           1,495
                                                                                            -------
                                                                                            282,721

Pharmaceuticals/Drugs - 1.62%
Alpharma, Inc. Senior Notes, 8.625%, 5/01/11             21,205,000                      21,841,150

Products & Manufacturing - 1.58%
Motors and Gears, Inc. Senior Notes, Series D, 10.75%,
11/15/06                                                 22,410,000                      21,289,500

Publishing - 2.09%
Houghton Mifflin Co. Senior Notes, 8.25%, 2/01/11        27,220,000                      28,104,650

Retail Food Chains - 0.93%
American Restaurant Group Senior Notes, Series D, 11.5%,
11/01/06 (f)                                             15,886,000                      10,186,897
Planet Hollywood Secured Notes, 9%, 3/30/10 (c) (f)         942,093                         449,976
Romacorp, Inc. Senior PIK Notes, 10.5%, 12/31/08 (c) (d)  4,657,480                       1,909,567
                                                                                         ----------
                                                                                         12,546,440

Telecommunications - 2.20%
Qwest Corp. Notes, 5.625%, 11/15/08 (a)                  30,127,000                      29,675,095

Textiles - 0.00%
West Point Stevens, Inc. Senior Notes, 7.875%, 6/15/08 (f)
                                                         11,750,000                           1,175
West Point Stevens, Inc. Senior Notes, 7.875%, 6/15/05 (f) (g)
                                                         25,725,000                           2,572
                                                                                              -----
                                                                                              3,747

Total Corporate Bonds & Notes - 93.71%
(cost - $1,487,987,970)                                                              $1,262,575,158
                                                                                     --------------

Foreign Bonds                                                                           Value
Name of Issuer                                          Principal                       (Note B)
Foreign Bonds - 0.96%
Republic of Argentina, Series Par, 1.33%/5.25%,
12/31/38 (e)                                             $8,481,129                      $3,350,046
Republic of Argentina, Series Discount, 8.28%, 12/31/33   9,306,786                       9,599,950
Euro Stabilization Advances, 12/15/26 GBP                   133,613                          14,144
                                                                                        -----------
Total Foreign Bonds - (cost - $11,151,838)                                              $12,964,140

Stocks                                                  Number of                       Value
Name of Issuer                                          Shares                          (Note B)
Common Stock - 14.58%
American Restaurant Group, Inc. (c) (h)                      10,222                         $10,222
Catalina Restaurant Group (c) (h)                           276,475                         276,475
Chiquita Brands, Inc.                                       209,648                       5,859,662
Chubb Corp.                                                 150,000                      13,432,500
Continental Airlines, Class B (h)                               264                           2,550
Core-Mark Holding Co., Inc. (h)                             176,039                       5,633,248
Crunch Equity Holdings (d) (h)                               12,237                      13,154,775
Darling International, Inc. (h)                             745,530                       2,631,721
Denny's Corp. (h)                                         1,217,762                       5,053,712
Dictaphone, Inc. (h)                                        225,489                       2,931,357
General Chemical (c) (d) (h)                                  1,077                         565,425
Haynes International, Inc. (h)                              685,714                      17,142,850
Holdco (c) (h)                                               23,000                         218,500
International Airline Support Group (h)                     219,540                           4,391
JPMorgan Chase & Co.                                        370,000                      12,554,100
Kronos Worldwide, Inc.                                      270,700                       8,592,018
Lodgian, Inc. (h)                                           171,356                       1,756,399
MAXXAM, Inc. (h)                                            200,000                       6,722,000
NL Industries                                               510,200                       9,586,658
Ormet Corp. (h)                                              34,963                       6,787,500
Pathmark Stores (h)                                       1,600,398                      18,052,489
The Penn Traffic Co. (h)                                    164,352                       2,958,336
Pioneer America (h)                                         192,500                       4,631,550
Planet Hollywood International, Inc. (c) (d) (h)              2,402                              24
Polymer Group, Inc., Class A (h)                            843,103                      21,414,816
Prandium (h)                                                869,935                          43,497
Safelite Glass Corp., Class B (c) (d) (h)                   109,677                         548,385
Safelite Realty Corp. (c) (d)                                 7,403                         296,120
Smurfit-Stone Container (h)                                 257,142                       2,663,991
Sterling Chemical, Inc. (h)                                 250,443                       6,261,075
Tokheim (d) (h)                                             180,224                             901
Trump Entertainment Resorts, Inc. (h)                       752,123                      13,478,044
Viskase Cos., Inc. (d) (h)                                1,293,291                       2,735,311
WestPoint Stevens, Inc. (h)                               1,600,000                           1,120
Zions Bancorporation                                        145,600                      10,369,632
                                                                                       ------------
Total Common Stocks - (cost - $357,357,051)                                            $196,371,354
                                                                                       ------------

Preferred Stocks - 0.48%
Chubb Corp., 7%                                             200,000                      $6,538,000
                                                                                         ----------
Total Preferred Stocks - (cost $5,059,256)                                               $6,538,000
                                                                                         ----------


Warrants                                                Number of
                                                        Shares or                       Value
Name of Issuer                                          Units                           (Note B)
Warrants - 0.26%
Core-Mark Holding Co., Inc. Warrants (c) (h)                 48,142                        $797,150
Dictaphone, Inc. Warrants (c) (h)                           203,566                              26
General Chemical A Warrants (c) (d) (h)                         622                         230,404
General Chemical B Warrants (c) (d) (h)                         461                         113,743
Key Energy Service Warrants (c) (h)                          15,000                       2,280,799
Safelite Glass Corp. A Warrants (c) (d) (h)                 268,789                               3
Safelite Glass Corp. B Warrants (c) (d) (h)                 179,192                               2
Sterling Chemical Warrants (c) (h)                           83,125                          52,178
                                                                                         ----------
Total Warrants - (cost - $17,713,893)                                                    $3,474,305
                                                                                         ----------
Other                                                   Number of Shares or             Value
Name of Issuer                                          Units                           (Note B)
Other - 0.25%
Trump Entertainment Resorts, Inc. (c) (h)                   238,525                      $3,344,123
Total Other -                                                                            ----------
(cost - $3,482,467)                                                                      $3,344,123
                                                                                         ----------
Total Investments - 110.24%
(cost - $1,882,752,475)                                                               1,485,267,080
                                                                                      -------------
Net Other Assets - (10.24%)                                                            (137,988,489)
                                                                                     --------------
Net Assets - 100%                                                                    $1,347,278,591
                                                                                     ==============

(a) All or a portion of security has been pledged to collateralize short-term borrowings.
(b) Represents a zero coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(c) Security is valued at fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees.
(d) All or a portion of security is restricted. The aggregate market value of restricted securities as of
September 30, 2005 is $19,554,660, which represents 1.45% of total net assets. All of these securities are deemed to be liquid.
(e) Represents a step-up coupon bond that converts to a fixed rate at a designated future date. The date shown on the schedule of investments represents the maturity date of the security and not the date of coupon conversion.
(f) Non-income producing security due to default or bankruptcy filing.
(g) Security is in principal default. As of date of this report, the bond holders are in discussion with the issuer to negotiate repayment terms of principal.
(h) Non-income producing security.
PIK Payment in Kind
GBP Principal denoted in British Pounds Sterling
FRN Floating Rate Note
Note: Each fiscal quarter-end the Trust is required to file a complete schedule of portfolio holdings with the Securities and Exchange Commission. The schedules of portfolio holdings for the second and fourth quarters appear in the semiannual and annual reports to shareholders. For the first and third quarters, the Trust files the schedules of portfolio holdings with the SEC on Form N-Q. The Trust makes the information on Forms N-Q available on its website at www.northeastinvestors.com or upon request.
Shareholders may also access and review information and reports of the Trust, including
Form N-Q, at the SEC's Public Reference Room in Washington, D.C. You can call the
SEC at 1-202-942-8090 for information about the operation of the Public Reference
Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov. and copies may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public
Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-
0102. The Trust's reference number as a registrant under the Investment Company Act of
1940 is 811-576.
The accompanying notes are an integral part of the financial statements.

Statement of Assets
and Liabilities
September 30, 2005
Assets
Investments - at market value (cost $1,882,752,475)                               $1,485,267,080
Receivable for interest                                                               29,159,145
Receivable for investments sold                                                        7,134,207
Receivable for bonds in liquidation                                                    1,408,332
Receivable for shares sold                                                               206,790
Receivable for dividends                                                                  85,465
                                                                                  --------------
Total Assets                                                                       1,523,261,019
                                                                                  --------------

Liabilities
Notes Payable                                                                       $172,739,571
Accrued expenses                                                                       1,090,060
Payable for trustee fees                                                               1,686,688
Payable for shares repurchased                                                           466,109
                                                                                  --------------
Total Liabilities                                                                    175,982,428
                                                                                  --------------
Net Assets                                                                        $1,347,278,591
                                                                                  ==============

Net Assets Consist of:
Capital, at a $1.00 par value                                                       $177,891,341
Paid in surplus                                                                    1,763,531,380
Accumulated net investment income                                                      4,885,407
Accumulated net realized loss on investments                                        (201,544,142)
Net unrealized depreciation of investments                                          (397,485,395)
                                                                                  --------------
Net Assets                                                                        $1,347,278,591
                                                                                  ==============
Net Asset Value, offering price and redemption price per share
($1,347,278,591/177,891,341 shares)                                                        $7.58
The accompanying notes are an integral part of the financial statements.                   =====

Statement of Operations
Year Ended September 30, 2005
Investment Income
Interest                                                                            $122,565,501
Dividends                                                                              2,421,327
Other Income                                                                             501,487
                                                                                    ------------
Total Income                                                                         125,488,315

Expenses
Trustee fees                                                                          $8,052,628
Interest expense                                                                       1,769,928
Administrative expenses and salaries                                                   1,309,725
Printing, postage and stationery fees                                                    425,000
Commitment fees                                                                          187,837
Legal fees                                                                               179,927
Auditing fees                                                                            148,300
Computer and related expenses                                                            133,600
Insurance                                                                                 91,250
Registration and filing fees                                                              42,200
Telephone                                                                                 20,375
Custodian fees                                                                            16,425
Other expenses                                                                            45,750
                                                                                      ----------
Total Expenses                                                                        12,422,945
                                                                                     -----------
Net Investment Income                                                                113,065,370
                                                                                     -----------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions                                (49,867,207)
Change in unrealized appreciation (depreciation) of investments                       63,838,773
                                                                                    ------------
Net Increase (Decrease) in Net Assets Resulting from Operations                     $127,036,936
                                                                                    ============
The accompanying notes are an integral part of the financial statements.

Statements of Changes
in Net Assets

                                                        Year Ended                              Year Ended
                                                        September 30,                           September 30,
                                                        2005                                    2004
Increase (Decrease) in Net Assets
From Operations:
Net investment income                                   $113,065,370                            $140,838,081
Net realized gain (loss) from investment transactions    (49,867,207)                             (7,697,864)
Change in unrealized appreciation (depreciation)
of investments                                            63,838,773                             112,310,397
Net Increase (Decrease) in Net Assets Resulting         ------------                            ------------
from Operations                                          127,036,936                             245,450,614
                                                        ------------                            ------------
Distributions to Shareholders from Net Investment
Income                                                  (117,812,807)                           (145,311,748)
From Net Trust Share Transactions                       (537,828,939)                            (18,984,068)
                                                        ------------                            ------------
Total Increase (Decrease) in Net Assets                 (528,604,810)                             81,154,798
                                                        ------------                            ------------
Net Assets:
Beginning of Period                                    1,875,883,401                           1,794,728,603
                                                       -------------                           -------------
End of Period                                         $1,347,278,591                          $1,875,883,401

The accompanying notes are an integral part of the financial statements.


Notes to Financial Statements for the
year ended September 30, 2005
Note A - Organization

Northeast Investors Trust (the "Trust"), a diversified open-end management investment company (a Massachusetts Trust), is registered under the Investment Company Act of 1940, as amended.

Note B - Significant Accounting Policies

Valuation of Investments: Securities for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded, as publicly reported, or are furnished by recognized dealers in such securities. Securities may also be valued on the basis of valuations furnished by independent pricing services that use both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. Securities for which market quotations are not readily available (including restricted securities and private placements, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may affect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. The market value of securities fair valued on September 30, 2005 was $12,264,153, which represents 0.91% of net assets.

Federal Income Taxes: It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Trust. Capital gains distributions, if any, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Trust's distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid in capital, depending on the type of book/ tax differences that may exist.

State Income Taxes: Because the Trust has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid in surplus. The Trust's distributions and dividend income are recorded on the ex-dividend date. Interest income, which includes accretion of market discount, is accrued as earned. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premium. Certain securities held by the Trust pay interest in the form of cash or additional securities (known as Payment-in kind or PIK); interest on such securities is recorded on the accrual basis.

Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C - Trustees' Compensation
Trustees' compensation has been computed at the rate of 1/8 of 1% of the net assets (before deduction of accrued Trustees' compensation) at the close of each quarter, from which the Trustees have paid certain expenses specified in the Declaration of Trust. The aggregate compensation paid to the Independent Trustees during the year ended September 30, 2005 was $240,000.

The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on September 30, 2005 was 2,547,858 shares (1.43%).

Note D - Shares of Beneficial Interest
At September 30, 2005, there were unlimited shares of beneficial interest authorized with a par value of $1. Transactions in shares of beneficial interest were as follows:

                                                        Year Ended                              Year Ended
                                                        September 30, 2005                      September 30, 2004
                                                  Shares          Amount                     Shares             Amount
Shares Sold                                     98,629,903      $759,017,115               136,123,851      $1,018,923,412
Shares issued to shareholders
in reinvestment of distributions from
net investment income                           11,547,516        88,413,722                14,286,816         105,156,190
                                               -----------      ------------               -----------      --------------
                                               110,177,419       847,430,837               150,410,667       1,124,079,602
Shares repurchased                            (179,518,110)   (1,385,259,776)             (152,794,200)     (1,143,063,670)
                                              ------------     -------------               -----------       -------------
Net Increase (Decrease)                        (69,340,691)    $(537,828,939)               (2,383,533)       $(18,984,068)

Note E - Purchases and Sales of Investments
The cost of purchases and the proceeds from sales and maturities of securities, other than short-term and government securities, aggregated $751,752,108 and $1,034,013,127 respectively, for the year ended September 30, 2005.

Note F - Short-term Borrowings
Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At September 30, 2005 the Trust has unused lines of credit amounting to $77,260,429. The committed lines of credit may be terminated at the banks' option at their annual renewal dates.

The following information relates to aggregate short-term borrowings during the year ended September 30, 2005:
Average amount outstanding (total of daily outstanding principal
balances divided by the number of days during the period)           111,767,345
Weighted average interest rate (actual interest expense on short-term
borrowing divided by average short term borrowing outstanding)           3.19%

Note G - Repurchase Agreement
On a daily basis, the Trust invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Trust's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Note H - Additional Tax Information
The tax character of distributions paid during the fiscal year ended September 30, 2004 and 2005 were $145,311,748 and $117,812,807 respectively, and were classified as ordinary income.

As of September 30, 2005 the components of accumulated earnings (losses) on a tax basis were as follows:
Undistributed ordinary income                                      10,684,369
Capital loss carryforward:
2007                                                               (2,099,492)
2010                                                                 (511,359)
2011                                                              (89,590,632)
2012                                                              (34,826,775)
2013                                                               (7,636,627)
                                                                 ------------
Total capital loss carryforward                                  (134,664,885)
Timing Differences                                                (62,571,120)
Unrealized gains (losses) - net                                  (407,592,494)
Total distributable earnings (losses) - net                      (594,144,130)

At September 30, 2005 the Trust's Post October loss deferral was ($56,772,158).

At September 30, 2005 the Trust's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Tax cost                                                        $1,892,859,574
Gross unrealized gain                                               73,272,986
Gross unrealized loss                                             (480,865,480)
                                                                --------------
Net unrealized security gain (loss)                               (407,592,494)

The difference between book-basis and tax-basis unrealized gains (losses) is primarily attributable to defaulted securities and accretion and amortization differences.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Northeast Investors Trust
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Northeast Investors Trust (the "Fund") as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended September 30, 2003 were audited by other auditors whose report, dated November 20, 2003, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Trust at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

ERNST AND YOUNG
Boston, Massachusetts
November 11, 2005

PART C. OTHER INFORMATION

Item 24.  Financial Statemets and Exhibits

          (a) The following financial statements and related information are included in the Statement of Additional Information:

1.   Statement of Assets and Liabilities as of September 30, 2005.

2.   Statement of Operations of the year ended September 30, 2005.

3. Statement of Changes in Net Assets for each of the two years in the period ended September 30, 2005.

4.   Schedule of Investments as of September 30, 2005.

5.   Notes to financial statements for the year ended September 30, 2005.

6.   Report of Ernst and Young, Independent Registered Public Accounting Firm.

          In addition, the Consent of Independent Registered Public Accounting Firm is included in Part C.

          (b) The following Exhibits are filed herewith.

          (1)       Exhibit  1--             Restated Agreement and Declaration
                                             of Trust as amended through
                                             June 27, 2005
          (2)       Not Applicable

          (3)       Not Applicable

          (4)       Exhibit  4--             Form of Certificate representing
                                             shares of beneficial interest
                                             (filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (5)       Not Applicable

          (6)       Not Applicable

          (7)       Not Applicable

          (8)       Exhibit 8 --             Custodian Agreement(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

          (9)       Not Applicable

          (10)      Not Applicable

          (11)      Not Applicable

          (12)      Not Applicable

          (13)      Not Applicable

          (14)      Exhibit 14               IRA Custodial Account Agreement
                                             (filed with Post-Effective
                                             Amendment No. 72 and incorporated
                                             by reference heerin)

          (15)      Not Applicable

          (16)      Exhibit 16               Code of Ethics(filed with
                                             Post-Effective Amendment No.71 and
                                             incorporated by reference herein)

Item 25. Persons Controlled by or Under Common Control With Registrant

         Not Applicable

Item 26. Number of Holders of Securities

         The number of record holders of each class of securities of the Registrant as of September 30, 2005 is as follows:

               (1)                                (2)
          Title of Class                     Number of Record Holders

     Shares of Beneficial Interest              21,223

Item 27.  Indemnification

          Registrant's Declaration of Trust contains the following provisions:

          "Each person who is or has been a Trustee or beneficiary of the Trust shall be indemnified by the Trust against expenses reasonably incurred by him in connection with any claim or in connection with any action, suit or proceeding to which he may be a party, by reason of his being or having been a Trustee or beneficiary of the Trust. The term expenses includes amounts paid in satisfaction of judgements or in settlement other than amounts paid to the Trust itself. Except as hereinafter provided the Trust shall not, however, indemnify such Trustee or beneficiary if there is a claim of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, unless there is an adjudication of freedom from such charges. In the case of settlement or in the case of an adjudication in which the exitence of such aforesaid charges if not established, the Trustees shall, prior to authorizing reimbursement for any such settlement or adjudication, determine that the Trustee or beneficiary is not liable to the Trust or its beneficiaries for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In making such determination the Trustees may be guided, in their discretion, by an opinion of counsel. Such determination by the Trustees, however, shall not prevent a beneficiary from challenging such indemnification by appropiate legal proceedings. The foregoing right of indemnification shall be in addition to any other rights to which any such Trustee or beneficiary may be entitled as a matter of law."

     The Registrant has been advised that in the opion of the Securities and Exchange Commission provisions providing for the indemnification by a Massachusetts business trust of its officers and trustees against liabilities imposed by the Securities Act of 1933 are against public policy, as expressed in said Act, and are therefore unenforceable. It is recognized that the above-quoted provisions of the Registrant's Declaration of Trust may be sufficiently broad to indemnify officers and trustees of the Registrant against liabilities arising under said Act. Therefore, in the event that a claim of indemnification against liability under said Act (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee of the Registrant in the successful defense of any action, suit or proceeding) shall be asserted by an offecer or trustee under said provisions, the Registrant will, unless in the opinion of its counsel the question has already been settled by controlling precedent, submit to a court of appropiate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in said Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Not Applicable

Item 29. Principal Underwriters

         Not Applicable

Item 30. Location of Accounts and Records

         Accounts, books and other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the offices of the Registrant, 150 Federal Street, Boston, Massachusetts.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to Shareholders upon request and without charge.

Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm


We consent to the references to our firm under the caption "Financial Highlights" in the Prospectus, and "Custodian and Independent Registered
Public Accounting Firm" and "Financial Statements" in the Statement of Additional Information for Northeast Investors Trust in Post-Effective Amendment Number 75 to the Registration Statement (Form N-1A, No. 2-11318) of Northeast Investors Trust, and to the inclusion of our report dated
November 11, 2005 on the financial statements and financial highlights of Northeast Investors Trust included in the Annual Report to Shareholders for the fiscal year ended September 30, 2005.


/s/ ERNST & YOUNG LLP


Boston, Massachusetts
January 26, 2006


SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts on the 31st day of January, 2006. Registrant represents that this amendment meets the requirements for Northeast Investors Trust

                                                By s/Bruce H. Monrad
                                                Bruce Monrad, Trustee

Pursuant to the requirements of the Securities Act of 1933, this Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

   Signature                       Title                            Date
s/Bruce H. Monrad               Chairman, President           January 31, 2006
Bruce H. Monrad                 and person performing
                                function of pricipal
                                executive officer

s/Ernest E. Monrad              Trustee                       January 31, 2006
Ernest E. Monrad

s/Gordon C. Barrett             Executive Vice President,     January 31, 2006
Gordon C. Barrett               Treasurer and person
                                performing functions of
                                principal financial and
                                accounting officer


s/Fred L. Glimp                 Trustee                       January 31, 2006
Fred L. Glimp

s/J. Murray Howe                Trustee                       January 31, 2006
J. Murray Howe

s/Marshall I. Goldman           Trustee                       January 31,2006
Marshall I. Goldman

s/George P. Beal                Trustee                       January 31,2006
George P. Beal

s/Charles R. Daugherty          Trustee                       January 31,2006
Charles R. Daugherty

s/Hon. Maurice H. Richardson    Trustee                       January 31,2006
Hon. Maurice H. Richardson
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